                                                                   EXHIBIT 10.24
                         SPONSORED RESEARCH AGREEMENT


THIS AGREEMENT, effective as of September 15, 1994 (the "Effective Date"), is made by and between the TRUSTEES OF BOSTON UNIVERSITY (hereinafter referred to as "UNIVERSITY") having an address at 881 Commonwealth Avenue, Boston, Massachusetts 02215 and Sequenom, Inc., a corporation organized under the laws of Delaware, whose address is c/o Techno Venture Management, 101 Arch Street, Suite 1950, Boston, Massachusetts 02110 (hereinafter referred to as "SPONSOR").

WHEREAS, the research program contemplated by this Agreement is of mutual interest and benefit to UNIVERSITY and SPONSOR and will further the instructional and research objectives of the UNIVERSITY in a manner consistent with its status as a non-profit, tax-exempt, educational institution,

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, UNIVERSITY and SPONSOR agree as follows:


                             I.  RESEARCH PROGRAM

1.1 UNIVERSITY undertakes to conduct the research program ("Research Program") described in the attached Exhibit A, "Statement of Work," and will furnish the facilities necessary to carry out such Research Program. The Research Program will be under the direction of Dr. Charles Cantor, as Principal Investigator, and Dr. Hubert Koster, as SPONSOR's Technical Representative. SPONSOR may change its Technical Representative at any time upon written notice to UNIVERSITY.

1.2 SPONSOR understands that UNIVERSITY's primary mission is education and advancement of knowledge and that the Research Program will be performed in a manner best suited to carry out that mission. The manner of performance of the Research Program shall respect this mission and shall be determined jointly by the Principal Investigator and the Technical Representative. SPONSOR acknowledges that UNIVERSITY does not guarantee specific results.

1.3 UNIVERSITY shall promptly advise SPONSOR if for any reason the Principal Investigator ceases to be available to work on the Research Program. If UNIVERSITY and SPONSOR cannot agree on a qualified replacement scientist, SPONSOR may terminate this Agreement on thirty (30) days' written notice to UNIVERSITY.


                          II.  PERIOD OF PERFORMANCE

The Research Program shall be conducted during the twelve-month period from September 15, 1994 through September 14, 1995; provided, however, that the parties may extend the term of the Research Program with the unanimous agreement of UNIVERSITY, SPONSOR and the Principal Investigator.

                               III.  COMPENSATION

3.1 in consideration of UNIVERSITY's agreement to undertake the research described in Exhibit A, SPONSOR will pay UNIVERSITY a total of *** during the term of the Research Program, to be expended in accordance with the budget set forth on Exhibit F. The program funds will be paid to UNIVERSITY in installments as set forth in the following schedule of amounts and due dates:

          ***            ***                ***             ***

          ***            ***                ***             ***

Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission. Payments will be made in the name of "Trustees of Boston University", and will be sent to Boston University, Grant Accounting, 25 Buick Street, Boston, Massachusetts 02215. UNIVERSITY shall provide SPONSOR with a final financial accounting of all costs incurred and all funds received by UNIVERSITY under this Section 3.1 within ninety (90) days after the termination of this Agreement. UNIVERSITY shall enclose a check payable to SPONSOR in the amount of any unexpended balance of such funds.

3.2 SPONSOR shall have tide to all equipment purchased and/or fabricated by UNIVERSITY with funds provided by SPONSOR under this Agreement. Promptly after termination of the Agreement, SPONSOR shall direct UNIVERSITY regarding the delivery of such equipment. SPONSOR shall bear any expenses associated with such delivery, provided that UNIVERSITY complies with the written instructions of SPONSOR.


                    IV.  RECORDS, CONSULTATION AND REPORTS

4.1 UNIVERSITY will use its best efforts, reasonable under the circumstances, to ensure that its employees prepare and maintain records, including bound laboratory notebooks maintained in accordance with standard scientific procedures, containing all appropriate data reflecting the results of the Research Program. During the performance of the Research Program, the Technical Representative shall have reasonable access to consult informally with the Principal Investigator regarding the research, both personally and by telephone. UNIVERSITY agrees to furnish SPONSOR, upon request, with reasonable amounts of any biological, chemical or physical materials ("Materials") arising in the course of the Research Program ("Program Materials"). The Principal Investigator shall deliver a written report to the Technical Representative every four (4) months during the period of performance of the Research Program. A final report setting forth the significant research findings shall be prepared by the Principal Investigator and submitted to the Sponsor within ninety (90) days following the expiration of the term of this Agreement or the effective date of early termination, as set forth in Article XI.


     ***    Portions of this page have been omitted pursuant to a request for
Confidential Treatment and filed separately with the Commission.

                        V.  PUBLICATION AND COPYRIGHTS

5.1 UNIVERSITY and its investigators will be free to publicly disclose (through journals, lectures, or otherwise) the results of the Research Program, provided that UNIVERSITY shall have provided a copy of the proposed publication to SPONSOR at least sixty (60) days prior to the intended submission of any written publication or any other public disclosure to allow SPONSOR to determine whether any patentable invention or Confidential Information (as defined in the form of confidentiality agreement set forth on Exhibit B) would be disclosed.

     If the proposed disclosure contains Confidential Information, UNIVERSITY shall remove or cause the author to remove such Confidential Information prior to its submission for publication or other public disclosure. If the proposed disclosure would disclose a patentable invention, UNIVERSITY shall, at the request of SPONSOR, delay or cause the author to delay submission of the work for publication or other public disclosure for up to an additional sixty (60) days to enable UNIVERSITY or SPONSOR to file a patent application.

5.2 Title to any copyrights or copyrightable material first produced or composed in the performance of the Research Program shall remain with UNIVERSITY; provided, however, that UNIVERSITY shall grant to SPONSOR an irrevocable, royalty-free, nontransferable, non-exclusive right to reproduce, translate and use all such copyrightable material; except that such right with respect to computer software and its programming documentation is applicable only to computer software and its programming documentation specified to be developed and delivered under the Statement of Work, Exhibit A. UNIVERSITY shall not assign or license its rights under such copyrights or copyrightable material without the prior written consent of SPONSOR.


            VI.  CONFIDENTIAL INFORMATION AND PROPRIETARY MATERIALS

SPONSOR may wish, from time to time, in connection with work contemplated under this Agreement, to disclose confidential information to UNIVERSITY personnel. To protect the confidentiality of such information, SPONSOR may request the Principal Investigator and other research personnel to sign confidentiality agreements with SPONSOR, in the form of Exhibit B hereto.

In addition, from time to time, SPONSOR may provide UNIVERSITY personnel with Materials for use in the Research Project; such Materials shall be proprietary to SPONSOR if they were developed prior to or outside the performance of this Agreement ("Proprietary Materials"). SPONSOR may request the Principal Investigator and other research personnel to execute materials transfer agreements with SPONSOR.

Except as otherwise provided in Section 5. 1, UNIVERSITY will not be responsible for any failure of individual performance under such confidentiality and materials transfer agreements.


                                VII.  PUBLICITY

Neither party shall use the name of the other party or of any investigator in any advertising or promotional material without the prior written approval of the other, except that SPONSOR shall have the right to identify UNIVERSITY and to disclose the terms of this Agreement in any prospectus, offering memorandum, or other document or filing required by applicable securities laws or other applicable law or regulation, provided that SPONSOR shall have given UNIVERSITY at least five (5) days prior written notice of the proposed text of any such identification or disclosure for the purpose of giving UNIVERSITY the opportunity to comment on such proposed text. SPONSOR may, and UNIVERSITY shall, however, acknowledge SPONSOR's support for the investigations being pursued under this Agreement. In any such statements, the relationship of the parties shall be accurately and appropriately described.


                         VII.  INVENTIONS AND PATENTS

8.1 SPONSOR shall own all rights in any Inventions discovered or conceived solely by its employees or consultants and first reduced to practice in the course of the Research Program without any significant use of UNIVERSITY facilities or equipment ("Sponsor Inventions"). UNIVERSITY shall own all rights in any Inventions either (i) discovered or conceived solely by its employees or
(ii) first reduced to practice in the course of the Research Program with significant use of UNIVERSITY facilities or equipment ("University Inventions"). SPONSOR and UNIVERSITY shall jointly own rights in any Inventions discovered or conceived jointly by an employee or consultant of SPONSOR and an employee of UNIVERSITY and first reduced to practice in the course of the Research Program without any significant use of UNIVERSITY facilities or equipment ("Joint Inventions"). For the purposes of this Section 8. 1, the term "significant use" shall have the meaning set forth in the Boston University Patent Policy, Charles River Campus (as amended, 11/12/91), a copy of which is attached as Exhibit E. The term "Inventions" shall include all discoveries or inventions (whether or not patentable) that are discovered, conceived, or reduced to practice in the course of the Research Program funded by SPONSOR, including but not limited to processes, methods, formulas and techniques.

8.2 (a) UNIVERSITY shall make prompt written disclosure to SPONSOR of any Invention made by UNIVERSITY personnel or jointly by UNIVERSITY personnel and SPONSOR personnel during the course of the Research Program.

     (b) Upon such written disclosure, SPONSOR shall have the right, at SPONSOR's request and expense, to have UNIVERSITY file the necessary papers for obtaining patent protection in any and all countries of the world which SPONSOR, in its sole judgment, determines are of sufficient interest to merit such filing.

     (c) Patent applications relating to a University Invention shall be filed, prosecuted and maintained by UNIVERSITY in its name, using patent counsel reasonably acceptable to SPONSOR.

     (d) Patent applications relating to a Joint Invention shall be filed, prosecuted and maintained by SPONSOR as mutually agreed by the parties, and UNIVERSITY and SPONSOR shall together select independent patent counsel satisfactory to both parties to prepare and prosecute any such application(s).

     (e) Patent applications relating to a Sponsor Invention shall be filed, prosecuted and maintained by SPONSOR using patent counsel reasonably acceptable to UNIVERSITY.

     (f) As regards 8.2(c), 8.2(d) and 8.2(e), both parties shall have the right to review and comment upon applications and correspondence with the Patent Office and shall be provided with drafts thereof sufficiently in advance to reasonably allow for such review and comment.

     (g) UNIVERSITY agrees that it will cause to be signed by concerned UNIVERSITY personnel all documents of assignment or other documents necessary to obtain patent protection as set forth above, and that UNIVERSITY will do whatever SPONSOR reasonably requests to obtain and maintain such patent rights, at the expense of SPONSOR.

     (h) If SPONSOR elects not to have a patent application filed in any country with respect to a particular University Invention or Joint Invention, SPONSOR shall advise UNIVERSITY of such fact within ninety (90) days from the date the Invention was disclosed to SPONSOR by UNIVERSITY. UNIVERSITY may then, at its own expense, file and prosecute such patent application, and such patent application and any patents issuing therefrom shall not be included within the license option granted to SPONSOR pursuant to Section 8.3(a) of this Agreement, and UNIVERSITY shall be free to license its rights in such patent to any party.

8.3  (a)  UNIVERSITY hereby grants SPONSOR a first option to acquire ***
                                   ***
                                   ***            Said right must be exercised
by written notice to UNIVERSITY within six (6) months after receiving from UNIVERSITY written notice of the filing of a patent application describing such Invention.

     (b)  UNIVERSITY hereby grants SPONSOR a first option to acquire ***
                                   ***
                                   ***
                                   ***            Said right must be exercised
by written notice to UNIVERSITY and shall remain in effect during the term of this Agreement and thereafter for a period of six (6) months.

     (c)  UNIVERSITY hereby grants SPONSOR a first option to acquire ***
                                   ***
                                   ***            Said right must be exercised
by written notice to UNIVERSITY and shall remain in effect during the term of this Agreement and thereafter for a period of six (6) months.

     (d) If SPONSOR elects to exercise any of its rights to acquire *** license under Sections 8.3(a), 8.3(b), or 8.3(c) above, both parties agree to negotiate mutually agreeable license terms in good faith. Any negotiations regarding a particular invention, including the execution of an agreement, shall be completed within six (6) months of written notice to UNIVERSITY of SPONSOR's exercise of its option for such invention. If the parties fail to agree to the terms and conditions of such license agreement within the six-month negotiation period, UNIVERSITY shall be free to license that particular invention to a third party; provided, however, that for a period of three (3) years after the six-month negotiation period, UNIVERSITY shall not grant

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

any rights in such invention without first offering SPONSOR the opportunity for ninety (90) days from the date of the offer to meet the terms of such proposed grant of rights. If SPONSOR fails to notify UNIVERSITY in writing within such ninety-day period that it has accepted such terms, SPONSOR shall be deemed to have rejected the offer, and UNIVERSITY may license its rights in such invention to other parties. If SPONSOR notifies UNIVERSITY within such ninety-day period that it accepts such offer, UNIVERSITY shall be deemed to have entered into a binding license agreement with respect to such terms.

8.4 UNIVERSITY and SPONSOR agree that the terms set forth on Exhibit D are mutually agreeable and shall be included in any license granted to SPONSOR pursuant to paragraph 8.3.

8.5 UNIVERSITY hereby grants SPONSOR a non-exclusive, worldwide, royalty-free, perpetual license to use any results of the Research Program (including without limitation all discoveries, data, Program Materials, and Inventions not exclusively licensed to SPONSOR under Section 8.3) for internal research purposes.


                                IX.  LIABILITY

9.1 SPONSOR shall defend, indemnify and hold harmless UNIVERSITY, and its trustees, officers, employees and agents and their respective successors, heirs and assigns (the "Indemnitees"), against any and all liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) that may be incurred by or imposed upon the Indemnitees, or any of them, in connection with any claim, suit, demand, action or judgment arising out of the following:

     (a) the design, production, manufacture, sale, use in commerce, lease or promotion by SPONSOR or by an Affiliate or sublicensee of SPONSOR of any product, process or service relating to or developed pursuant to this Agreement; or
     (b)  any other activities to be carried out pursuant to this Agreement.

SPONSOR's indemnity under (a) shall apply to any liability, damage, loss or expense whether or not it is attributable to the negligent activities of the Indemnitees. SPONSOR's indemnification under (b) shall not apply to any liability, damage, loss or expense to the extent that it is attributable to the negligence or willful misconduct of the Indemnitees.

9.2  UNIVERSITY makes no warranties, express or implied, as to any matter
     --------------------------------------------------------------------
whatsoever, including without limitation, the condition of the research or any
------------------------------------------------------------------------------
invention(s) or product(s).  Whether tangible, conceived, discovered, or
------------------------------------------------------------------------
developed under this Agreement; or the merchantability, or fitness for a
------------------------------------------------------------------------
particular purpose of the research or any such invention or product.  UNIVERSITY
--------------------------------------------------------------------------------
shall not be liable for any direct, consequential, or other damage suffered by
------------------------------------------------------------------------------
SPONSOR, any licensee, or any others resulting from the use of the research or
------------------------------------------------------------------------------
any such invention or product.
-----------------------------

                          X.  INDEPENDENT CONTRACTOR

For the purpose of this Agreement and all services to be provided hereunder, the parties shall be, and shall be deemed to be, independent contractors and not agents or employees of the other party. Neither party shall have authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on the other party, except as may be explicitly provided for herein or authorized in writing.


                          XI.  TERMS AND TERMINATION

11.1 Performance may be terminated by UNIVERSITY immediately upon written notice to SPONSOR if circumstances beyond its control preclude continuation of the Research Program. SPONSOR may terminate this Agreement for any reason upon ninety (90) days written notice to UNIVERSITY.

11.2 In the event that either party shall be in default of any of its obligations under this Agreement and shall fail to remedy such default within sixty (60) days after receipt of written notice thereof, the party not in default shall have the option of terminating this Agreement by giving written notice thereof.

11.3 Termination or cancellation of this Agreement shall not affect the rights and obligations of the parties accrued prior to termination. Upon any termination hereof, UNIVERSITY shall be entitled to be compensated for all reasonable expenses and uncancellable commitments incurred as of the effective date of termination, not to exceed the total contract amount stated in 3.1 above.

11.4 Articles V, VII, VIII and IX and Sections 3.1 (the obligation for a final accounting and refund), 3.2 and 4.1 (the obligation for a final report) shall survive such termination.


                                 XII.  GENERAL

12.1 This Agreement may not be assigned by either party without the prior written consent of the other party, except that SPONSOR may assign this Agreement to an affiliate or to a successor in connection with the merger, consolidation or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement.

12.2 This Agreement constitutes the entire and only agreement between the parties relating to the Research Program, and all prior negotiations, representations, agreements and understandings are superseded hereby. No agreements altering or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of the parties.

12.3 Any notice required by this Agreement shall be sufficiently given (i) upon the date of receipt if delivered by hand, recognized national overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid, or (ii) on the third business day after mailing by first class mail, postage prepaid, to the following addresses or facsimile numbers:

If to UNIVERSITY:

Boston University
Attention: Maureen Rodgers
Office of Sponsored Programs
25 Buick Street
Boston, MA 02215

Tel:  (617) 353-4365
Fax:  (617) 353-6660

If to SPONSOR:

Dr. Hubert Koster
SEQUENOM, Inc.
c/o TVM Techno Venture Management
101 Arch Street, Suite 1950
Boston, MA 02110

Tel:  (617) 345-9320
Fax:  (617) 345-9377



with a copy to:

SEQUENOM, Inc.
c/o TVM Techno Venture Management
101 Arch Street, Suite 1950
Boston, MA 02110
Attention:  President

Tel:  (617) 345-9320
Fax:  (617) 345-9377

or at such other addresses or facsimile numbers as may be designated by notice given from time to time under the terms of this provision.

12.4 This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives:

                                        TRUSTEES OF BOSTON UNIVERSITY


                                        By: /s/ John F. Imbergamo
                                            ------------------------------------
                                        Printed Name:  John F. Imbergamo
                                        Title:  Comptroller


                                        SEQUENOM, INC.


                                        By: /s/ illegible
                                            ------------------------------------
                                        Printed Name:
                                        Title:


I have read the foregoing Agreement and agree to comply with its terms.


                                        By: /s/ Charles R. Cantor
                                            ------------------------------------
                                        Printed Name:  Charles R. Cantor
                                        Title:  Principal Investigator

                                   EXHIBIT A

                               STATEMENT OF WORK



                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   EXHIBIT B

                       CONFIDENTIAL DISCLOSURE AGREEMENT


     This Agreement, dated as of _______________, is between [Name of Investigator] and Sequenom, Inc.

     In connection with the conduct of a research program pursuant to a Sponsored Research Agreement dated as of December 1, 1994 among Sequenom, Inc., Charles Cantor and Boston University (the "Sponsored Research Agreement"), each party may furnish to the other party certain confidential information relating to its business for the sole purpose of conducting this research program. Accordingly, the parties hereby agree as follows:

     1. For purposes of this Agreement, the term "Confidential Information" means any technical or business information furnished by one party (the "Disclosing Party") to the other party (the "Receiving Party") in connection with the research program under the Sponsored Research Agreement and specifically designated as confidential. Such Confidential Information may include, without limitation, trade secrets, know-how, inventions, technical data or specifications, testing methods, business or financial information, research and development activities, product and marketing plans, and customer and supplier information. Confidential Information that is disclosed in writing shall be marked with a legend indicating its confidential status. Confidential Information that is disclosed orally or visually shall be documented in a written notice prepared by the Disclosing Party and delivered to the Receiving Party within thirty (30) days of the date of disclosure; such notice shall summarize the Confidential Information disclosed to the Receiving Party and reference the time and place of disclosure.

     2. With respect to all Confidential Information furnished by the Disclosing Party to the Receiving Party, the Receiving Party agrees that it shall

         a.  maintain such Confidential Information in strict confidence;

         b. not disclose or permit the disclosure of such Confidential Information to any persons other than to persons who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes set forth in the Sponsored Research Agreement;

         c. use such Confidential Information solely for the purpose set forth in the Sponsored Research Agreement;

         d. reproduce the Confidential Information only to the extent necessary to effect the purposes set forth in the Sponsored Research Agreement, with all such reproductions being considered Confidential Information.


     3. The obligations of the Receiving Party under Section 2 above shall not apply to the extent that the Receiving Party can demonstrate that certain Confidential Information:

         a.  was in the public domain prior to the time of its disclosure;

         b. entered the public domain after the time of its disclosure through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party;

         c. was independently developed or discovered by the Receiving Party at any time, whether before or after the time of its disclosure under this Agreement;

         d. is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality with respect to such Confidential Information; or

         e. is required to be disclosed to comply with applicable laws, governmental regulations or court orders, provided that the Disclosing Party receives prior written notice of such disclosure and that the Receiving Party takes all reasonable and lawful actions to obtain confidential treatment for such disclosure and, if possible, to avoid such disclosure.

     4. The Receiving Party agrees that the Disclosing Party (or any third party entrusting its own Confidential Information to the Disclosing Party) is and shall remain the exclusive owner of the Confidential Information disclosed by the Disclosing Party and all patent, copyright, trademark, trade secret, and other intellectual property rights in such Confidential Information or arising therefrom. No option, license, or conveyance of such rights to the Receiving Party is granted or implied under this Agreement. If any such rights are to be granted to the Receiving Party, such grant shall be expressly set forth in a separate written instrument.

     5. Upon the termination by either party of the Sponsored Research Agreement, the Receiving Party shall return to the Disclosing Party all originals, copies, and summaries of documents, materials, and other tangible manifestations of Confidential Information in the possession or control of the Receiving Party, except that the Receiving Party may retain one copy of such information with its legal counsel solely for the purpose of documenting its obligations under this Agreement.

Acknowledged and agreed:

SEQUENOM, INC.


By:_______________________________        _____________________________________
Name:                                     [Name of Investigator]
Title:

                                   EXHIBIT C

                               PRIOR INVENTIONS


Exhibit C-1:      ***
-----------

Exhibit C-2:      ***
-----------




     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                     Exhibit C-1
                                                                     -----------

                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***




     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                     Exhibit C-2
                                                                     -----------


                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***
                                      ***



     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   EXHIBIT D

                          TERMS OF LICENSE AGREEMENT


1. The Agreement shall be subject to the Boston University Patent Policy, Charles River Campus, and to agreements with other sponsors of research that are promptly disclosed to SPONSOR.

2. SPONSOR shall pay UNIVERSITY a royalty on net sales of chip-based products ("Licensed Products") as follows:

     a)  ***

     b)  ***

     c)  ***

     Such Licensed Products are intended to be the source of the nucleic acids
     used with the     ***      instrument.  To the extent that SPONSOR itself
     uses a Licensed Product after it becomes commercially available, SPONSOR shall treat such Licensed Product as sold at its fair market value.

3. If SPONSOR must pay license fees or royalties to third parties on a Licensed Product, SPONSOR may credit against any amounts due UNIVERSITY a
     total of    ***     of such third-party payments, provided that in no
     event shall any payment otherwise due UNIVERSITY be reduced by more than
     ***

4. Control over, and associated expenses for, the filing, prosecution, and maintenance of patents and patent applications relating to inventions licensed under Section 8.3(a) will be allocated as set forth in Section 8.2 of the Sponsored Research Agreement. Upon execution of a License Agreement, SPONSOR shall reimburse UNIVERSITY for reasonable expenses incurred in relation to the filing, prosecution, and maintenance of patents and patents applications relating to inventions licensed under Sections 8.3(b) and 8.3(c). In the event that UNIVERSITY obtains additional licensees under any invention licensed by SPONSOR, SPONSOR shall pay only its pro-rata share of patent-related expenses. SPONSOR may credit against
     any amounts due UNIVERSITY a total of     ***     of expenses relating to
     patent filings, prosecution, and maintenance for the licensed invention(s), provided that in no event shall any payment otherwise due UNIVERSITY be
     reduced by more than     ***     SPONSOR shall have the right to cease
     paying for the filing, prosecution, or maintenance of any patent or patent applications in any country upon thirty (30) days prior written notice to UNIVERSITY. In such event, SPONSOR will have no further rights under the Agreement with respect to such patents or patent applications in such country, and

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

     SPONSOR agrees to assign to UNIVERSITY any rights SPONSOR may have in such patents or patent applications in such country.

5.   SPONSOR shall have the right to prosecute any infringement of the licensed
     inventions, and to offset     ***     of the expenses incurred in such
     action against any amounts due UNIVERSITY, provided that in no event shall
     any payment otherwise due UNIVERSITY be reduced by more than      ***
     Any recovery obtained in such action shall be distributed in the following order of precedence: (1) UNIVERSITY will be reimbursed for any withheld payments, (2) SPONSOR will be reimbursed for its expenses, (3) UNIVERSITY will be paid a reasonable approximation of its royalty on lost sales of Licensed Products, and (4) SPONSOR will retain any remaining amounts except with respect to punitive or other extraordinary damages, which shall be
     distributed     ***    to SPONSOR and     ***     to UNIVERSITY.

6. SPONSOR shall have the right to defend against any claim of infringement based on the exercise of its rights under the Agreement or any claim of invalidity or unenforceability of any patents covering the licensed
     inventions.  SPONSOR may offset     ***     of the expenses incurred in
     such action against any amounts due UNIVERSITY. UNIVERSITY shall have the right, at its expense, to intervene and assume control of such action. SPONSOR may not settle such action without the consent of UNIVERSITY, which consent shall not be unreasonably withheld or delayed.

7. UNIVERSITY and its affiliated hospitals shall retain a *** license, without the right to sublicense, to use the invention solely for noncommercial research purposes.

8. If and to the extent applicable to the invention, the rights of the United States of America as set forth in Public Laws 96-517 and 98-620 (codified at 35 U.S.C. 200 et seq.) are specifically reserved, and SPONSOR shall
                      -- ---
     comply with the provisions of 35 U.S.C. 204, as amended from time to time.

9. The Agreement shall provide for termination in the event that SPONSOR has not introduced Licensed Products into public use, or is not actively seeking to do so, within a reasonable time period. SPONSOR shall have the right to terminate the Agreement for any reason upon written notice to UNIVERSITY. Either party may terminate the Agreement with written notice in the event of a material breach by the other party.

10. The Agreement shall provide for product liability indemnification and insurance requirements which are acceptable to the UNIVERSITY's Risk Management Office.

11. Upon the expiration of the last to expire of the patents covering all licensed inventions, SPONSOR shall have a paid up license under the licensed inventions.



     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   EXHIBIT E

                                 PATENT POLICY

Boston University Patent Policy

CHARLES RIVER CAMPUS

_____________________________________________________________________________

PREAMBLE
The patent policy outlined herein is the Policy of the Trustees of Boston University (the "University"). The University recognizes that patentable inventions may be made in the course of research sponsored by the University and/or by others through the University. It is the policy of the University to maximize the benefits to the individual who makes such patentable inventions, to the University and to the general public, and thus to stimulate initiative in the faculty, staff, and employees of the University. The University recognizes that this may best be accomplished through patenting and licensing such inventions in a manner consistent with the public interest, and for such purpose the University hereby establishes the patent policy set forth herein. This Policy supersedes all prior patent policies and amendments thereto applicable to the Charles River Campus.

1.   PATENT POLICY

     A. In order to protect the public good and the University, and in order to fulfill obligations to research sponsors, the University shall claim equity in all discoveries and its right to acquire the title to and control of such discoveries where the discoveries are made by faculty, staff, employees, or students (including all types of trainees or postgraduate fellows) working on or arising from programs supported in whole or in part by funds, space, personnel, or facilities provided by the University.


     B. When a discovery is made by an inventor outside of any program conducted by the University, and the inventor can demonstrate that the University did not provide or administer significant funds, space, personnel, or facilities for work leading to the discovery, the discovery shall remain the exclusive property of the inventor or his/her sponsor. The University shall not ordinarily consider provision of office, classroom, or library facilities as constituting significant use of University funds, space, personnel or facilities. For purposes of this Policy, the term "Investor" shall include all individuals who participated in and signed a disclosure statement respecting a discovery or invention.

     C. When necessary, the University Committee on Inventions and Discoveries ("Committee") shall decide whether an invention or discovery should be classified under Paragraph A or Paragraph 3 of this Paragraph 1. Persons or entities claiming a right to receive royalty interests under the provisions of Paragraph 4 may appeal the decision of the Committee to the President of the University. The President shall recommend final action to the Trustees, whose decision shall be final.

2.   ROYALTIES

Where the University is entitled to equity in a discovery, the Inventor shall receive 30 percent of the net royalties accruing therefrom unless the University recommends a lesser share, which shall not be less than 15 percent based upon relevant circumstances relating to the discovery. In the event that the University determines that such lesser share is appropriate, the University shall in its sole discretion designate the recipient or recipients of the percentage share by which the Investor's share has been reduced. The Community Technology Foundation (CTF) of Boston University, exclusive agent for the administration of patents or discoveries made within the University, shall receive 45 percent of the net royalties (see Paragraph 4). The remaining royalties from, and equities in the Invention shall be distributed to the School of the Investor, or in the absence of a School's being involved, the primary unit or entity of the University with which the Investor works or is affiliated. Net royalties are defined as gross royalties less amounts granted by the University specifically for the invention or discovery process, and the cost of securing, protecting, preserving, and maintaining patents, and of licensing and marketing of the patent rights, or other costs or fees directly attributable to the inventions being licensed.

3.   DISCLOSURES

Because the securing of rights in discoveries and inventions depends on prompt and efficient patent application and administration, all faculty, staff, students, and employees of the University who make inventions or discoveries shall immediately disclose said inventions or discoveries to the CTF Patent Administrator and to the Investor's supervisor. This disclosure obligation shall apply to all inventions and discoveries, without regard to whether they fail under Paragraph A or 3 above.

4.   PATENT ADMINISTRATION

CTF shall be the exclusive agent of the University for the administration of inventions and discoveries made within the University and covered under Paragraph 1.A. CTF shall present the disclosures to the Committee. Such report shall state whether CTF has determined that an invention or discovery will be developed by the University. The Committee shall consist of eleven voting members, at least a majority of whom shall be faculty members from the Schools and Colleges of the University. The members of the Committee and the Chairman of the Committee shall be designated by the President of the University. CTF shall render a written semiannual report to the Chairman of the Committee on the disposition and status of all inventions and discoveries submitted. CTF shall as promptly as practicable determine whether an invention or discovery shall be pursued by the University. If the Committee determines that CTF has not filed a patent application within one year after it has received a disclosure in respect of which the University is entitled to claim an interest, the Committee, in consultation with the Inventor, shall determine what other disposition, if any, shall be made of the invention or discovery and of its development.

5.   COVERAGE

The Policy shall cover only discoveries and inventions that are patentable as the term is defined in the United States Code, as amended, or the laws of other countries where applications are filed.

6.   TRUSTEE REVIEW

Any disputes that arise under this Policy that are not resolved by the Committee shall be referred to the President of the University, who shall recommend final action to the Trustees. The decision of the Trustees shall be final with respect to all disputes.

7.   EMPLOYMENT AGREEMENTS

Rights and obligations under this Policy shall survive any termination of enrollment or employment at the University.

     Nothing herein contained is intended to grant or dispose of any right, title, and interest to any disclosure, idea, improvement, or invention, whether patentable or not, which has been supported or funded by outside parties who acquire rights to such disclosure, ideas, improvements, and invention.

7.   CONSULTING AGREEMENTS

The rights of the University under this policy, and the interests of sponsors under research grants or contracts, may not be abrogated or limited by consulting agreements or other contracts entered into between University students or employees and outside organizations or employers. University students and employees should inform outside employers of their obligations and commitments to the University under this policy. Such students and employees should ascertain that patent clauses in their agreements are not in conflict with their obligations to the University or this Policy statement. Each student and employee should make his/her obligations to the University clear to those with whom such agreements may be made, and should ensure that they are provided with a current statement of University policy. Upon request, the University will provide a standard clause which may be inserted in a student's or employee's consulting agreement. This clause will put third parties on notice as to the University's rights under this policy with respect to inventions and discoveries. In cases of conflict of interest, the University reserves the ultimate right to determine the final disposition of the rights and interests involved.


Adopted, as amended, by the Trustees of Boston University, November 12, 1991.


                               PATENT AGREEMENT

I affirm that I have received and have read the Boston University Patent Policy Charles River Campus.

For and in consideration of the provision by Boston University or support in the form of funds, space, personnel, facilities instruction, supervision or other assistance, I hereby accept the aforesaid Patent Policy as determinative of my rights are (_________) in relation to any discoveries or patentable inventions.

________________________________________________________________________________
     Signature                                                              Date

________________________________________________________________________________
Name

Proposed Budget                                                          2/16/95
Sponsor:  SEQUENOM                            EXHIBIT F
                                              ---------
Principal Investigator: Dr. Charles Cantor
Project Duration 9/15/94 - 9/14/95

                                                 ***
                                                 ***
                                                 ***
                                                 ***
                                                 ***
                                                 ***
                                                 ***

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                              SEQUENOM, INC.
                                              11555 Sorrento Valley Road
                                              Suite C
                                              San Diego, California  92121



                                              February 5, 1997


Boston University
Attention: Maureen Rodgers
Office of Sponsored Programs
881 Commonwealth Avenue
Boston, Massachusetts  02215

Re: Sponsored Research Agreement dated September 15, 1994 between the Trustees of Boston University and Sequenom, Inc. (the "Agreement")

Ladies/Gentlemen:

The purpose of this letter is to set forth our understanding with respect to the termination of the Agreement and the final payment due to Boston University with respect to the Agreement. We have agreed as follows:

1. The Agreement shall be deemed to have been extended from September 15, 1995 through September 30, 1997 under Article II thereof, and shall expire on September 30, 1997.

2. In full satisfaction of all monetary obligations of Sequenom, Inc. to Boston University with respect to the Agreement as so extended, whether due
     or to become due, Sequenom shall make a final payment of     ***     to
     Boston University promptly following execution hereof by all parties hereto. This will bring the total amount paid by Sequenom to Boston
     University under the Agreement to     ***.

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Boston University
February 5, 1997
Page Two



If the foregoing correctly sets forth our understanding, please execute one copy of this letter agreement in the space indicated below and return it to me at your earliest convenience.


                                         Very truly yours,

                                         /s/ John J. DiBello

                                         John J. DiBello, CFO


Accepted and agreed this
11th day of February, 1997


TRUSTEES OF BOSTON UNIVERSITY                CHARLES R. CANTOR


By: /s/ John F. Imbergano                    /s/ Charles R. Cantor
---------------------------------------      ----------------------------------
       John F. Imbergano
       Asst. V.P. for Financial Affairs
       & Comptroller

            Sequenom, Inc.            SEQUENOM LOGO         Sequenom GmbH
       11555 Sorrento Valley Road                      Mendelssohnstrasse 15 D
     San Diego, CA  92121-1331 USA                     D-22761 Hamburg Germany
             Tel. + 1-619-350-0345                       Tel. + 49-40-899676-0
             Fax. + 1-619-350-0344                       Fax. + 49-40-899676-0
               www.sequenom.com                           www.sequenom.com




September 6, 1998

Re: BU Sponsored Research Agreement

Dear Dr. Cantor:

Your request for a     ***     extension to the Sponsored Research Agreement is
granted. Specifically, the end date is extended to 9/30/99 for completion of the work plan as outlined in the current Sponsored Research Agreement between Boston University and Sequenom Inc. (PI: Charles R. Cantor). Sequenom, Inc.
will immediately pay the remaining funding of     ***     under this existing
agreement.

Sincerely,

/s/ Steve Zaniboni

Steve Zaniboni
Sr. Vice President
Finance and Administration



     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.